[LETTERHEAD OF KRAMER, LEVIN, NAFTALIS & FRANKEL]



                                 April 28, 1998






Stralem Fund, Inc.
405 Park Avenue
New York, New York  10022

                  Re:  Stralem Fund, Inc.
                       Registration No. 2-34277
                       ------------------------

Dear Gentlemen:

            We hereby consent to the reference of our firm as counsel in Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A.

                                           Very truly yours,




                                           /s/Kramer, Levin, Naftalis & Frankel